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                                                                   EXHIBIT 10.37


                                 AMENDMENT NO. 3
                          DATED AS OF FEBRUARY 15, 2004

                                     TO THE

          PEOPLESOFT, INC. AMENDED AND RESTATED 1989 STOCK OPTION PLAN
    AS AMENDED AND RESTATED ON MARCH 8, 2000, AND AS FURTHER AMENDED DECEMBER
                         30, 2003 AND JANUARY 28, 2004

     The PeopleSoft, Inc. Amended and Restated 1989 Stock Option Plan, as amended and restated on March 8, 2000 (the "Plan"), and as subsequently amended effective as of December 30, 2003 and January 28, 2004, is hereby further amended in the manner set forth below:

     1. Effective as of February 15, 2004, Section 3 of the Plan shall be amended to read in its entirety as follows:

          "3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is


               a)   104,600,000 Shares,

               b) plus an annual increase to be added on the first day of each of the Company's fiscal years beginning in 1999 and ending in 2003 equal to the lesser of (i) 20,000,000 Shares (with such number adjusted appropriately for any stock split or similar transaction) or (ii) 5 % of the number of issued and outstanding Shares on the last day of the immediately preceding fiscal year,

               c) plus an annual increase to be added on the first day of each of the Company's fiscal years beginning on January 1, 2004 and ending on December 31, 2005 equal to the lesser of (i) 20,000,000 Shares (with such number adjusted appropriately for any stock split or similar transaction) or (ii) 3 % of the number of issued and outstanding Shares on the last day of the immediately preceding fiscal year, and

               d) plus an annual increase to be added on the first day of each of the Company's fiscal years beginning on January 1, 2006 and ending on December 31, 2007 equal to the lesser of (i) 20,000,000 Shares (with such number adjusted appropriately for any stock split or similar transaction) or (ii)


                                     1.
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                    2% of the number of issued and outstanding Shares on the
                    last day of the immediately preceding fiscal year, and

               e) plus an annual increase to be added on the first day of each of the Company's fiscal years beginning on January 1, 2008 equal to the lesser of (i) 20,000,000 Shares (with such number adjusted appropriately for any stock split or similar transaction) or (ii) 1% of the number of issued and outstanding Shares on the last day of the immediately preceding fiscal year, and

               f) effective January 28, 2004, minus 9,043,707 Shares, which is the number of Shares that were available to be optioned or sold under the Plan as of December 31, 2003 .

          The Shares may be authorized, but unissued, or reacquired Common
          Stock.

          If an Option or Stock Purchase Right should expire or become unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan."

     2. Except as set forth herein, the Plan shall remain in effect, unmodified.

     IN WITNESS WHEREOF, this Amendment No. 3 is executed this 16th day of February 2004.


                                      PEOPLESOFT, INC.



                                      By: /s/  Anne S. Jordan
                                          --------------------------
                                          Anne S. Jordan
                                          Senior Vice President and
                                          General Counsel



                                       2.